SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 25, 1999


                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


     VIRGINIA                   1-12875                   54-1589139
    (State of                 (Commission               (IRS Employer
  incorporation)              File Number)             Identification No.)


                  306 East Main Street
                  Richmond, Virginia                         23219
                  (Address of principal                    (Zip Code)
                  executive offices)



               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index


Item 5.        Other Events

Item 7.        Financial Statements and Exhibits


         a.    Exhibits

                  4.1 Amended and Restated Credit Agreement dated as of July 9, 1999, by and among Cornerstone Realty Income Trust, Inc., CRIT-NC, LLC, Cornerstone REIT Limited Partnership, and any Additional Borrowers party thereto, as Borrowers, the Lenders referred to therein, First Union National Bank, as Administrative Agent, and Fleet National Bank, as Syndication Agent.

                  4.2 Joinder Agreement dated July 26, 1999 to the Amended and Restated Credit Agreement dated as of July 9, 1999, by and among Cornerstone Realty Income Trust, Inc. and its subsidiaries, as Borrowers, the lenders party to the Amended and Restated Credit Agreement, First Union National Bank, as Administrative Agent, and Fleet National Bank, as Syndication Agent.

                  4.3 Lender Addition and Acknowledgement Agreement dated July 27, 1999 to the Amended and Restated Credit Agreement dated as of July 9, 1999, by and among Cornerstone Realty Income Trust, Inc. and its subsidiaries, as Borrowers, the Lenders who are or may become party thereto, First Union National Bank, as Administrative Agent, and Fleet National Bank as Syndication Agent.

                  4.4 (1) Replacement Revolving Credit Note dated July 27, 1999 in the principal amount of up to $60,000,000 made payable by Cornerstone Realty Income Trust, Inc. and its subsidiaries to the order of First Union National Bank, and (2) Revolving Credit Note dated July 27, 1999 in the principal amount of up to $35,000,000 made payable by Cornerstone Realty Income Trust, Inc. and its subsidiaries to the order of Wachovia Bank, N.A., and (3) Replacement Revolving
                           Credit  Note  dated  July 27,  1999 in the  principal
                           amount of up to $35,000,000 made payable by Cornerstone Realty Income Trust, Inc. and its subsidiaries to the order of Fleet National Bank, and
                           (4) Replacement Revolving Credit Note dated July 27, 1999 in the principal amount of up to $30,000,000 made payable by Cornerstone Realty Income Trust, Inc. and its subsidiaries to the order of Guaranty Federal Bank, F.S.B., and (5) Replacement Revolving Credit Note dated July 27, 1999 in the principal amount of up to $25,000,000 made payable by Cornerstone Realty Income Trust, Inc. and its subsidiaries to the order of Crestar Bank.

                  4.5 Loan Letter Agreement dated June 25, 1999 among Cornerstone Realty Income Trust, Inc., CRIT-NC, LLC and Cornerstone REIT Limited Partnership as Borrowers, and First Union National Bank as Lender, pertaining to a loan in the amount of $5,500,000.

                  4.6 Promissory Note dated June 28, 1999 in the principal amount of $5,500,000 made payable by Cornerstone Realty Income Trust, Inc., CRIT-NC, LLC and Cornerstone REIT Limited Partnership as Borrowers to the order of First Union National Bank as Lender.

                  4.7      Press Release of the Company dated July 27, 1999.

Item 5.  Other Events

         In July 1999, Cornerstone Realty Income Trust, Inc. (the "Company") entered into a number of revisions to its existing $175 million unsecured credit facility (herein referred to, as amended, as the "Unsecured Line of Credit").

         As of July 9, 1999, the Company, CRIT-NC, LLC and Cornerstone REIT Limited Partnership, as Borrowers, entered into an Amended and Restated Credit Agreement with First Union National Bank, Guaranty Federal Bank, F.S.B., Crestar Bank and Fleet National Bank as Lenders, First Union National Bank, as Administrative Agent, and Fleet National Bank as Syndication Agent.

         Following the merger of Apple Residential Income Trust, Inc. into Cornerstone Acquisition Company, a majority-owned subsidiary of the Company, which was closed on July 23, 1999, the Company and all of its subsidiaries (consisting of CRIT-NC, LLC, a Virginia limited liability company, Cornerstone REIT Limited Partnership, a Virginia limited partnership, Cornerstone Acquisition Company, Apple General, Inc. and Apple Limited, Inc., each a Virginia corporation, and Apple REIT Limited Partnership, Apple REIT II Limited Partnership, Apple REIT III Limited Partnership, Apple REIT IV Limited Partnership, Apple REIT V Limited Partnership, Apple REIT VI Limited Partnership and Apple REIT VII Limited Partnership, each a Virginia limited partnership) entered into a Joinder Agreement dated July 26, 1999 to the Amended and Restated Credit Agreement dated as of July 9, 1999, pursuant to which the Company and each of its subsidiaries became a Borrower under such Amended and Restated Credit Agreement.

         Pursuant to a Lender Addition and Acknowledgement Agreement dated July 27, 1999, Wachovia Bank, N.A. became an additional Lender under the Amended and Restated Credit Agreement.

         Accordingly, following the execution of the documents described above, the Lenders under the Unsecured Line of Credit and the respective loan amounts thereunder are: First Union National Bank - $60 million, Fleet National Bank - $35 million, Wachovia Bank, N.A. - $35 million, Guaranty Federal Bank, F.S.B. - $30 million, and Crestar Bank - $25 million. The total amount of the commitments under the Unsecured Line of Credit is $185 million.

         On July 27, the Company issued a press release describing the principal effects of the amendments to the Unsecured Line of Credit. This press release is incorporated herein by this reference.

         Pursuant to a letter agreement dated June 25, 1999 among Cornerstone Realty Income Trust, Inc., CRIT-NC, LLC and Cornerstone REIT Limited Partnership as Borrowers and First Union National Bank as Lender, the Borrowers obtained a $5,500,000 unsecured loan to enable the refinancing of unsecured debt in the same amount originally issued by the Company in connection with the acquisition of the Trolley Square East Apartments. This loan is generally subject to the same terms and conditions as are set forth in the Unsecured Line of Credit, but the maturity date is September 27, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Cornerstone Realty Income Trust, Inc.


Date: August 12, 1999               By:  /s/ Stanley J. Olander, Jr.
                                        -----------------------------------
                                         Stanley J. Olander, Jr.,
                                         Chief Financial Officer of
                                         Cornerstone Realty Income Trust, Inc.

                                  EXHIBIT INDEX

                      Cornerstone Realty Income Trust, Inc.
                          Form 8-K dated June 25, 1999


Exhibit Number    Exhibit

          4.1 Amended and Restated Credit Agreement dated as of July 9, 1999, by and among Cornerstone Realty Income Trust, Inc., CRIT-NC, LLC, Cornerstone REIT Limited Partnership, and any Additional Borrowers party thereto, as Borrowers, the Lenders referred to therein, First Union National Bank, as Administrative Agent, and Fleet National Bank, as Syndication Agent.

          4.2 Joinder Agreement dated July 26, 1999 to the Amended and Restated Credit Agreement dated as of July 9, 1999, by and among Cornerstone Realty Income Trust, Inc. and its subsidiaries, as Borrowers, the lenders party to the Amended and Restated Credit
               Agreement, First Union National Bank, as Administrative Agent, and Fleet National Bank, as Syndication Agent.

          4.3 Lender Addition and Acknowledgement Agreement dated July 27, 1999 to the Amended and Restated Credit Agreement dated as of July 9, 1999, by and among Cornerstone Realty Income Trust, Inc. and its subsidiaries, as Borrowers, the Lenders who are or may become party thereto, First Union National Bank, as Administrative Agent, and Fleet National Bank as Syndication Agent.

          4.4 (1) Replacement Revolving Credit Note dated July 27, 1999 in the principal amount of up to $60,000,000 made payable by Cornerstone Realty Income Trust, Inc. and its subsidiaries to the order of First Union National Bank, and (2) Revolving Credit Note dated July 27, 1999 in the principal amount of up to $35,000,000 made payable by Cornerstone Realty Income Trust, Inc. and its subsidiaries to the order of Wachovia Bank, N.A., and (3) Replacement Revolving Credit Note dated July 27, 1999 in the principal amount of up to $35,000,000 made payable by Cornerstone Realty Income Trust, Inc. and its subsidiaries to the order of Fleet National Bank, and (4) Replacement Revolving Credit Note dated July 27, 1999 in the principal amount of up to $30,000,000 made payable by Cornerstone Realty Income Trust, Inc. and its subsidiaries to the order of Guaranty Federal Bank, F.S.B., and
               (5) Replacement Revolving Credit Note dated July 27, 1999 in the principal amount of up to $25,000,000 made payable by Cornerstone Realty Income Trust, Inc. and its subsidiaries to the order of Crestar Bank.

          4.5 Loan Letter Agreement dated June 25, 1999 among Cornerstone Realty Income Trust, Inc., CRIT-NC, LLC and Cornerstone REIT Limited Partnership as Borrowers, and First Union National Bank as Lender, pertaining to a loan in the amount of $5,500,000.

          4.6 Promissory Note dated June 28, 1999 in the principal amount of $5,500,000 made payable by Cornerstone Realty Income Trust, Inc., CRIT-NC, LLC and Cornerstone REIT Limited Partnership as Borrowers to the order of First Union National Bank as Lender.

          4.7  Press Release of the Company dated July 27, 1999.